Exhibit 99.1
Cutera, Inc. Announces Second Quarter 2021 Financial Results with Record Revenue and Issues 2021 Guidance

BRISBANE, California, August 4, 2021 ─ Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide, today reported financial results for the second quarter ended June 30, 2021.

Second Quarter 2021 Financial and Operational Highlights

•Revenue was $58.6 million, an increase of 122% from the prior-year period, driven by robust performance across the business, with strength in both capital equipment and recurring revenue segments.

◦Capital Equipment revenue of $35.6 million increased 129% over the prior-year period.
◦Recurring revenue was $23.0 million, an increase of 113% over the prior-year period:

▪Skin Care revenue of $11.8 million increased 147% over prior-year period;
▪Consumable Product revenue of $4.4 million grew 211% over prior-year period, and
▪Service revenue of $6.8 million increased 47% over prior-year period.

•Gross Margin was 57.7% for the quarter, an improvement of 13.6 points versus prior-year period, driven by further leverage of manufacturing volumes over a reduced fixed overhead expense base, resulting in the natural progression of our margin expansion efforts.
•Adjusted EBITDA was $6.8 million in the period as compared to ($3.5) million in the prior-year period, a $10.3 million improvement over FY2020.

“I am proud of our team’s performance during the second quarter, as our focus on our Vital Few initiatives and operational execution aligned with improving trends in our end markets, resulting in solid financial performance across the board,” commented Dave Mowry, Chief Executive Officer of Cutera, Inc. “During the quarter, we saw steady global procedure volume growth, and we began to benefit from the early stages of increasing appetite for capital equipment purchases. We expect to deliver strong revenue performance in the latter half of the year, despite some slight and temporary deceleration from patient and practitioner vacations in 3Q21. We view a resumption of the historical practitioner vacation patterns in the third quarter favorably, as it reflects both restored customer confidence in the sustainability of patient traffic and proof of renewed financial health of the practice. Based upon the continuing recovery in our end markets, positive capital trends, and continued execution of our strategic priorities, we anticipate delivering steady performance in second half of 2021, with normal seasonal acceleration in the fourth quarter of 2021.”

2021 Outlook
Given improved volumes through the first half of the year and better visibility into the second half of the year, management is issuing full-year 2021 revenue guidance. Full-year 2021 revenue is expected to be in the range of $215 million to $221 million, an increase of 46% to 50% over 2020 and 18% to 22% over pre-COVID 2019 levels.

Conference Call
The Company’s management will host a conference call to discuss these results and related matters today at 1:30 p.m. PT (4:30 p.m. ET). Participating on the call will be Dave Mowry, Chief Executive Officer and Rohan Seth, Chief Financial Officer.

To participate in the conference call, dial 1-877-705-6003 (domestic) or + 1-201-493-6725 (international) and refer to the Conference Code: 13721584.

The call will also be webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

 About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has developed innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit www.cutera.com.

*Use of Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations and net income (loss) per diluted share. Non-GAAP adjustments include stock-based compensation, depreciation, amortization, executive and other non-recurring separation costs, customer relationship management (“CRM”) and enterprise resource planning (“ERP”) system costs, non-recurring legal and litigation costs, as well as the net tax impact of excluding these items. From time to time in the future, there may be other items that we may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. The Company has not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability, limited visibility, unpredictability, or unique non-recurring nature of the items. Forward-looking non-GAAP measures include adjusted EBITDA. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, stock-based compensation, executive and other non-recurring separation costs, Gain on extinguishment of PPP loan, customer relationship management and enterprise resource planning system costs, and non-recurring legal and litigation costs.

Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per diluted share exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to the Company's employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of options, employee stock purchase plan, and performance and restricted stock. Depending upon the size, timing and the terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Executive and other non-recurring separation costs. We have excluded costs associated with the resignation of former Executive Officers in calculating our non-GAAP operating expenses and net income measures. We exclude these and other non-recurring employee separation costs because we believe that these items do not reflect future operating expenses;

Customer Relationship Management. We have excluded CRM system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new CRM solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Enterprise Resource Planning. We have excluded ERP system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new ERP solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Non-recurring legal and litigation costs. We have excluded costs incurred related to third party litigation and disputes, that are of a non-recurring nature; and

Other Adjustments. We have excluded certain other amounts that we believe are non-recurring in nature. In the three months ended June 30, 2021, we recorded a gain on the extinguishment of our PPP loan. This gain has been excluded from the calculation of our non-GAAP operating net income.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement
Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, CFO and other senior leadership searches, product launches and performance, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-,8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Cutera's financial performance for the second quarter ended June 30, 2021, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

Cutera, Inc.
Anne Werdan
Director, Corporate Communications
415-657-5500
awerdan@cutera.com

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2021	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$169,200	$164,932	$47,047
Accounts receivable, net	25,903	24,151	21,962
Inventories	34,591	34,578	28,508
Other current assets and prepaid expenses	8,856	10,339	8,779
Total current assets	$238,550	$234,000	$106,296

Property and equipment, net	2,148	2,373	2,299
Deferred tax asset	592	598	643
Goodwill	1,339	1,339	1,339
Operating lease right-of-use assets	15,919	16,570	17,076
Other long-term assets	5,615	4,853	5,080
Total assets	$264,163	$259,733	$132,733

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$6,210	$5,031	$6,684
Accrued liabilities	41,346	41,329	31,079
Operating leases liabilities	2,422	2,351	2,260
PPP loan payable	—	6,352	3,630
Extended warranty liabilities	649	1,039	1,216
Deferred revenue	9,695	10,019	9,489
Total current liabilities	60,322	66,121	54,358

Deferred revenue, net of current portion	1,708	1,718	1,748
PPP loan payable, net of current portion	—	851	3,555
Operating lease liabilities, net of current portion	14,705	15,394	15,950
Convertible notes, net of unamortized debt issuance costs	133,800	133,585	—
Other long-term liabilities	285	434	242
Total liabilities	210,820	218,103	75,853

Stockholders’ equity:
Common stock	18	18	18
Additional paid-in capital	106,173	102,206	117,097
Accumulated deficit	(52,848)	(60,594)	(60,235)
Total stockholders' equity	53,343	41,630	56,880
Total liabilities and stockholders' equity	$264,163	$259,733	$132,733

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020

Products	$51,811	$21,745	$95,362	$48,136
Service	6,778	4,624	12,895	10,472
Total net revenue	58,589	26,369	108,257	58,608

Products	20,892	12,206	39,224	26,309
Service	3,908	2,539	7,534	6,339
Total cost of revenue	24,800	14,745	46,758	32,648
Gross profit	33,789	11,624	61,499	25,960
Gross margin %	57.7%	44.1%	56.8%	44.3%

Operating expenses:
Sales and marketing	18,410	11,035	33,478	25,823
Research and development	4,850	2,991	8,962	6,862
General and administrative	8,461	8,529	15,826	16,336
Total operating expenses	31,721	22,555	58,266	49,021
Income (loss) from operations	2,068	(10,931)	3,233	(23,061)
Interest and other income (expense), net
Amortization of debt issuance costs	(215)	—	(267)	—
Interest on convertible notes	(778)	—	(969)	—
Gain on extinguishment of PPP loan	7,185	—	7,185	—
Other income (expense), net	(392)	3	(1,415)	(204)
Income (loss) before income taxes	7,868	(10,928)	7,767	(23,265)
Income tax expense	122	466	380	543
Net income (loss)	$7,746	$(11,394)	$7,387	$(23,808)

Net income (loss) per share:
Basic	$0.43	$(0.67)	$0.41	$(1.51)
Diluted	$0.39	$(0.67)	$0.40	$(1.51)

Weighted-average number of shares used in per share calculations:
Basic	17,862	17,055	17,815	15,744
Diluted	22,453	17,055	20,855	15,744

 CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30			Six Months Ended June 30
	2021		2020	2021	2020
Cash flows from operating activities:
Net income (loss)	$7,746		$(11,394)	$7,387	$(23,808)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Stock-based compensation	2,919		4,095	4,765	6,075
Depreciation and amortization	346		355	707	715
Amortization of contract acquisition costs	458		675	1,003	1,392
Amortization of debt issuance costs	215		—	267	—
Impairment of capitalized cloud computing costs	—		805	182	805
Change in deferred tax asset	6		(11)	51	4
Provision for credit losses	274		1,106	492	1,696
Loss on sale of Property and Equipment	(23)		—	(82)	—
PPP loan forgiveness	(7,185)		—	(7,185)	—
Change in right-of-use asset	—		—	604	—
Other	—		163	—	198
Changes in assets and liabilities:
Accounts receivable	(2,026)		728	(4,433)	6,034
Inventories	63		5,701	(5,958)	2,681
Other current assets and prepaid expenses	1,483		(491)	(77)	316
Other long-term assets	(1,220)		(312)	(1,720)	(519)
Accounts payable	1,179		(2,923)	(474)	(1,004)
Accrued liabilities	21		(3,187)	10,220	(9,754)
Extended warranty liabilities	(390)		(105)	(567)	(339)
Operating lease liabilities	33		—	(530)	—
Deferred revenue	(334)		(1,190)	166	(2,443)
Net cash provided by (used in) operating activities	3,565		(5,985)	4,818	(17,951)

Cash flows from investing activities:
Acquisition of property, equipment and software	(269)		(205)	(370)	(435)
Disposal of property and equipment	19		—	71	—
Proceeds from sales of marketable investments	—		4,100	—	10,900
Purchase of marketable investments	—		(12,237)	—	(16,167)
Net cash used in investing activities	(250)	(250)	(8,342)	(299)	(5,702)

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	1,501		647	1,897	848
Proceeds from PPP loan	—		7,149	—	7,149
Proceeds from equity offering	—		26,496	—	26,496
Purchase of capped call	—		—	(16,134)	—
Proceeds from issuance of convertible notes	—		—	138,250	—
Payment of issuance costs of convertible notes	—		—	(4,717)	—
Taxes paid related to net share settlement of equity awards	(452)		(883)	(1,451)	(3,117)
Payments on finance lease obligations	(96)		(197)	(211)	(380)
Net cash provided by financing activities	953		33,212	117,634	30,996

Net increase in cash and cash equivalents	4,268		18,885	122,153	7,343
Cash and cash equivalents at beginning of period	164,932		14,774	47,047	26,316
Cash and cash equivalents at end of period	$169,200		$33,659	$169,200	$33,659

 CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2021	2020	2021 Vs 2020	2021	2020	2021 Vs 2020
Revenue By Geography:
North America	$26,786	$11,622	+130.5%	$49,084	$26,995	+81.8%
Japan	17,421	8,517	+104.5%	33,976	15,679	+116.7%
Rest of World	14,382	6,230	+130.9%	25,197	15,934	+58.1%
Total Net Revenue	$58,589	$26,369	+122.2%	$108,257	$58,608	+84.7%
Rest of World (including Japan) as a percentage of total revenue	54.3%	55.9%		54.7%	53.9%

Revenue By Product Category:
Systems
–North America	$19,888	$8,214	+142.1%	$36,673	$18,596	+97.2%
–Rest of World (including Japan)	15,680	7,328	+114.0%	27,215	17,904	+52.0%
Total Systems	35,568	15,542	+128.9%	63,888	36,500	+75.0%
Consumables	4,432	1,425	+211.0%	7,357	3,958	+85.9%
Skincare	11,812	4,778	+147.2%	24,118	7,678	+214.1%
Total Products	51,812	21,745	+138.3%	95,363	48,136	+98.1%

Service	6,777	4,624	+46.6%	12,894	10,472	+23.1%
Total Net Revenue	$58,589	$26,369	+122.2%	$108,257	$58,608	+84.7%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$434	$743	$578	$1,033
Sales and marketing	522	1,251	1,243	1,970
Research and development	307	769	608	1,090
General and administrative	1,656	1,332	2,336	1,982
	$2,919	$4,095	$4,765	$6,075

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2021
	GAAP		Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation Cost	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$58,589		—	—	—	—	—	—	$58,589
Cost of revenue	24,800		(138)	(434)	—	—	—	346	24,574
Gross profit	33,789		138	434	—	—	—	(346)	34,015
Gross margin %	57.7%								58.1%

Operating expenses:
Sales and marketing	18,410		(600)	(522)	—	(638)	—	—	16,650
Research and development	4,850		(45)	(307)	—	—	—	—	4,498
General and administrative	8,461		(21)	(1,656)	(407)	—	(290)	—	6,087
Total operating expenses	31,721	31721	(666)	(2,485)	(407)	(638)	(290)	—	27,235
Income (loss) from operations	2,068		804	2,919	407	638	290	(346)	6,780
Interest and other income (expense), net
Amortization of debt issuance costs	(215)		—	—	—	—	—	—	(215)
Interest on convertible notes	(778)		—	—	—	—	—	—	(778)
Gain on extinguishment of PPP loan	7,185		—	—	—	—	—	(7,185)	—
Other expense	(392)		—	—	—	—	—	—	(392)
Total interest and other income (expense), net	5,800		—	—	—	—	—	(7,185)	(1,385)
Income (loss) before income taxes	7,868		804	2,919	407	638	290	(7,531)	5,395
Income tax expense	122		—	—	—	—	—	—	122
Net income (loss)	$7,746		$804	$2,919	$407	$638	$290	$(7,531)	$5,273

Net income (loss) per share:
Basic	$0.43								$0.30
Diluted	$0.39								$0.28

Weighted-average number of shares used in per share calculations:
Basic	17,862								17,862
Diluted	22,453								22,453

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	31.4%								28.4%
Research and development	8.3%								7.7%
General and administrative	14.4%								10.4%
	54.1%								46.5%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2020
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation/ write-off	Severance (RIF)	Legal/Former CFO Settlement/Lutronic	Other Adjustments	Non-GAAP

Net revenue	$26,369	—	—	—	—	—	—	$26,369
Cost of revenue	14,745	(136)	(743)	—	(132)	—	—	13,734
Gross profit	11,624	136	743	—	132	—	—	12,635
Gross margin %	44.1%							47.9%

Operating expenses:
Sales and marketing	11,035	(827)	(1,251)	—	(249)	—	—	8,708
Research and development	2,991	(38)	(769)	—	(63)	—	—	2,121
General and administrative	8,529	(29)	(1,332)	(729)	(74)	(1,018)	—	5,347
Total operating expenses	22,555	(894)	(3,352)	(729)	(386)	(1,018)	—	16,176
Income (loss) from operations	(10,931)	1,030	4,095	729	518	1,018	—	(3,541)
Interest and other income, net
Other income	3	—	—	—			—	3
Total interest and other income, net	3	—	—	—	—	—	—	3
Income (loss) before income taxes	(10,928)	1,030	4,095	729	518	1,018	—	(3,538)
Income tax expense	466	—	—	—	—	—	2	468
Net income (loss)	$(11,394)	$1,030	$4,095	$729	$518	$1,018	$(2)	$(4,006)

Net income (loss) per share:
Basic	$(0.67)							$(0.23)
Diluted	$(0.67)							$(0.23)

Weighted-average number of shares used in per share calculations:
Basic	17,055							17,055
Diluted	17,055							17,055

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	41.8%							33.0%
Research and development	11.3%							8.0%
General and administrative	32.3%							20.3%
	85.5%							61.3%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2021
	GAAP		Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation Cost	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	108,257		—	—	—	—	—	—	$108,257
Cost of revenue	46,758		(300)	(578)	—	—	—	346	46,226
Gross profit	61,499		300	578	—	—	—	(346)	62,031
Gross margin %	56.8%								57.3%

Operating expenses:
Sales and marketing	33,478		(1,278)	(1,243)	(182)	(638)	—	—	30,137
Research and development	8,962		(84)	(608)	—	—	—	—	8,270
General and administrative	15,826		(48)	(2,336)	(477)	—	(691)	—	12,274
Total operating expenses	58,266	58266	(1,410)	(4,187)	(659)	(638)	(691)	—	50,681
Income (loss) from operations	3,233		1,710	4,765	659	638	691	(346)	11,350
Interest and other income (expense), net
Amortization of debt issuance costs	(267)		—	—	—	—	—	—	(267)
Interest on convertible notes	(969)		—	—	—	—	—	—	(969)
Gain on extinguishment of PPP loan	7,185		—	—	—	—	—	(7,185)	—
Other expense	(1,415)		—	—	—	—	—	—	(1,415)
Total interest and other income (expense), net	4,534		—	—	—	—	—	(7,185)	(2,651)
Income (loss) before income taxes	7,767		1,710	4,765	659	638	691	(7,531)	8,699
Income tax expense	380		—	—	—	—	—	—	380
Net income (loss)	$7,387		$1,710	$4,765	$659	$638	$691	$(7,531)	$8,319

Net income (loss) per share:
Basic	$0.41								$0.47
Diluted	$0.40								$0.44

Weighted-average number of shares used in per share calculations:
Basic	17,815								17,815
Diluted	20,855								20,855

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	30.9%								27.8%
Research and development	8.3%								7.6%
General and administrative	14.6%								11.3%
	53.8%								46.8%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2020
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation/ write-off	Severance (RIF)	Legal/Former CFO Settlement/Lutronic	Other Adjustments	Non-GAAP

Net revenue	$58,608	—	—	—	—	—	—	$58,608
Cost of revenue	32,648	(277)	(1,033)	—	(132)	—	—	31,206
Gross profit	25,960	277	1,033	—	132	—	—	27,402
Gross margin %	44.3%							46.8%

Operating expenses:
Sales and marketing	25,823	(1,698)	(1,969)	—	(249)	—	—	21,908
Research and development	6,862	(76)	(1,090)	—	(63)	—	—	5,632
General and administrative	16,336	(56)	(1,982)	(1,139)	(74)	(1,018)	(324)	11,742
Total operating expenses	49,021	(1,830)	(5,042)	(1,139)	(386)	(1,018)	(324)	39,282
Income (loss) from operations	(23,061)	2,107	6,075	1,139	518	1,018	324	(11,880)
Interest and other expense, net
Other expense	(204)	—	—	—			—	(204)
Total interest and other expense, net	(204)	—	—	—	—	—	—	(204)
Income (loss) before income taxes	(23,265)	2,107	6,075	1,139	518	1,018	324	(12,084)
Income tax expense	543	—	—	—	—	—	7	550
Net income (loss)	$(23,808)	$2,107	$6,075	$1,139	$518	$1,018	$317	$(12,634)

Net income (loss) per share:
Basic	$(1.51)							$(0.80)
Diluted	$(1.51)							$(0.80)

Weighted-average number of shares used in per share calculations:
Basic	15,744							15,744
Diluted	15,744							15,744

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	44.1%							37.4%
Research and development	11.7%							9.6%
General and administrative	27.9%							20.0%
	83.6%							67.0%

CUTERA, INC.
RECONCILIATION OF LOSS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2021

Net Income	$7,746	$7,387
Adjustments:
Stock-based compensation	2,919	4,765
Depreciation and amortization	804	1,710
ERP implementation cost	407	659
Severance	638	638
Legal - Lutronic	290	691
Other adjustments	(346)	(346)
Gain on extinguishment of PPP loan	(7,185)	(7,185)
Other expense	1,385	2,651
Income tax expense	122	380
Total adjustments	(966)	3,963

Adjusted EBITDA	$6,780	$11,350